EXHIBIT 10.1

                        MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of June 1, 2007 (this "Agreement"), is entered into between Merrill Lynch Mortgage Lending, Inc. (the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the "Certificates"). One or more "real estate mortgage investment conduit" ("REMIC") elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and Servicing Agreement, dated as of June 1, 2007 (the "Pooling and Servicing Agreement"), among the Purchaser as depositor, Midland Loan Services, Inc. as master servicer no. 1 (in such capacity, "Master Servicer No. 1" and, also a "Master Servicer") and as special servicer (in such capacity, the "Special Servicer"), Wachovia Bank, National Association as master servicer no. 2 ("Master Servicer No. 2" and, also a "Master Servicer") and LaSalle Bank National Association as trustee (in such capacity, the "Trustee") and custodian (in such capacity, the "Custodian"). Capitalized terms used but not defined herein (including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            The Purchaser has entered into an Underwriting Agreement, dated as of May 31, 2007 (the "Underwriting Agreement"), with Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), PNC Capital Markets LLC ("PNC Capital"), Morgan Stanley & Co. Incorporated ("Morgan Stanley") and Goldman, Sachs & Co. ("Goldman Sachs", Merrill Lynch, Countrywide Securities, PNC Capital, Morgan Stanley and Goldman Sachs, collectively, in such capacity, the "Underwriters"), whereby the Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the "Publicly-Offered Certificates"). The Purchaser has also entered into a Certificate Purchase Agreement, dated as of May 31, 2007 (the "Certificate Purchase Agreement"), with Merrill Lynch for itself and as representative of Countrywide Securities (together in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining Certificates (such Certificates, the "Private Certificates").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan Schedule may be amended to reflect the actual Mortgage Loans delivered to the Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $746,788,574 (the "MLML Mortgage Loan Balance") (subject to a variance of plus or minus 5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The MLML Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the "Cut-off Date Pool Balance") of $2,785,502,677 (subject to a variance of plus or minus 5%).

            The purchase and sale of the Mortgage Loans shall take place on June 13, 2007 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase Consideration") for the Mortgage Loans shall be equal to (i) 99.1795% of the MLML Mortgage Loan Balance as of the Cut-off Date, plus (ii) $1,435,987, which amount represents the amount of interest accrued on the MLML Mortgage Loan Balance, as agreed to by the Seller and the Purchaser. The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a) Effective as of the Closing Date, subject only to the Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis (subject to certain agreements regarding servicing as provided in the Pooling and Servicing Agreement, sub-servicing agreements permitted thereunder and the Servicing Rights Purchase Agreement (as defined in Section 6(a)(iii) hereof)), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and Servicing Agreement.

            (b) The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date (other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date (only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

            (c) The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Custodian (i) on or before the Closing Date, the documents and instruments specified below with respect to each Mortgage Loan that are Specially Designated Mortgage Loan Documents and
(ii) on or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a "Mortgage File"). All Mortgage Files so delivered will be held by the Custodian in escrow for the benefit of the Seller at all times prior to the Closing Date. The Mortgage File with respect to each Mortgage Loan that is a Serviced Trust Mortgage Loan shall contain the following documents:

            (i) (A) the original executed Mortgage Note for the subject Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-7, Commercial Mortgage Pass-Through Certificates, Series 2007-7, or in blank, and (B) in the case of a Loan Combination, a copy of the executed Mortgage Note for each related Non-Trust Loan;

            (ii) an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iii) an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office;

            (iv) an original executed assignment, in recordable form (except for completion of the assignee's name and address (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b) any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the subject Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-7, Commercial Mortgage Pass-Through Certificates, Series 2007-7 (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-7, Commercial Mortgage Pass-Through Certificates, Series 2007-7, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

            (v) an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause
      (iv) above) in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-7, Commercial Mortgage Pass-Through Certificates, Series 2007-7 (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-7, Commercial Mortgage Pass-Through Certificates, Series 2007-7, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

            (vi) originals or copies of any consolidation, assumption, substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

            (vii) the original or a copy of the policy or certificate of lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii) any filed copies or other evidence of filing of any prior UCC Financing Statements in favor of the originator of the subject Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-7, Commercial Mortgage Pass-Through Certificates, Series 2007-7, as assignee (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-7, Commercial Mortgage Pass-Through Certificates, Series 2007-7, and in its capacity as lead lender on behalf of the holder(s) of the related Non-Trust Loan(s)), or in blank;

            (ix) an original or a copy of any Ground Lease, guaranty or ground lessor estoppel;

            (x) an original or a copy of an intercreditor agreement relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

            (xi) an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit (which letter of credit shall not be delivered in original form to the Trustee but rather to the applicable Master Servicer), in each case relating to the subject Mortgage Loan;

            (xii) with respect to a Mortgage Loan secured by a hospitality property, a signed copy of any franchise agreement and/or franchisor comfort letter; and

            (xiii) if such Trust Mortgage Loan is part of a Loan Combination, an original or a copy of the related Loan Combination Intercreditor Agreement.

      The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            (d) The Seller shall retain an Independent third party (the "Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 180 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC Financing Statement to the Custodian) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of Assignment of Leases and any other recordable documents relating to each such Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of "Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Custodian following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Custodian following filing; provided, that in those instances where the public recording office retains the original assignment of Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Custodian (or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing Agreement, to the then holder of such Mortgage Loan).

            The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Custodian in connection with any such recording, filing or delivery performed by the Custodian at the Seller's request and the fees of the Recording/Filing Agent.

            (e) All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the applicable Master Servicer (which, for purposes of this Agreement, shall be Midland Loan Services, Inc. with respect to all of the Mortgage Loans) in connection with its duties under the Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the applicable Master Servicer (or, at the direction of the applicable Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

            The Seller agrees to use reasonable efforts to deliver to the Custodian, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Custodian or any other person because the delivery of the mortgage loan checklist is being provided to the Custodian solely for its administrative convenience.

            (f) The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a) The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Seller has taken all necessary action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii) The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this Agreement will not (A) violate the Seller's certificate of incorporation or bylaws,
      (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (iv) The Seller is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (v) The Seller is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

            (vi) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this Agreement or the consummation of the transactions contemplated by this Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

            (vii) None of the sale of the Mortgage Loans by the Seller, the transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage Loans.

            (viii) There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the Seller of its obligations under this Agreement.

            (ix) Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the Seller.

            (x) The prospectus supplement dated May 31, 2007 (the "Prospectus Supplement"), which supplements the base prospectus dated May 10, 2007 (the "Prospectus"), contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB. For purpose of this Agreement, "Regulation AB" shall mean Subpart 229.1100
      - Asset Backed Securities (Regulation AB), 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506-1,631 (Jan. 7,
      2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

            (b) The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

            (c) If the Seller receives written notice of a Document Defect or a Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan (which, for the purposes of this clause (i), shall include an REO
Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) not later than the end of such 90-day period or (ii) substitute a Qualified Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such 90-day period (and in no event later than the second anniversary of the Closing Date) and pay the applicable Master Servicer for deposit into its Collection Account any Substitution Shortfall Amount in connection therewith; provided, however, that, unless the Document Defect or Breach would cause the Mortgage Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason(s) such Document Defect or Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document Defect (other than with respect to the Specially Designated Mortgage Loan Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending any claim asserted by any Mortgagor or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations.

            A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans (each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans determined at the time of repurchase or substitution based upon an appraisal obtained by the Special Servicer at the expense of the Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan determined at the time of repurchase or substitution based upon an appraisal obtained by the Special Servicer at the expense of the Seller; provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan (that is not the Crossed Loan directly affected by the subject Document Defect or Breach) is held in the Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to the delivery by the Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor. For a period of two years from the Closing Date, so long as there remains any Mortgage File relating to a Mortgage Loan as to which there is any uncured Document Defect or Breach known to the Seller, the Seller shall provide, once every ninety days, the officer's certificate to the Trustee described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the Certificates therein (subject to the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan (for the avoidance of doubt, the foregoing two-year period shall not be deemed to be a time limitation on Seller's right to cure a Document Defect or Breach as set forth in this
Section 3). The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Custodian not later than the 180th day following the Closing Date.

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this
Section 3(c) while the Trustee continues to hold any other Crossed Loans in such Crossed Loan Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the Crossed Loan(s) held thereby.

            If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other mutually agreed upon accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such Crossed Loans in accordance with the Mortgage Loan documents, or, if the related Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of Counsel that such modification shall not cause an Adverse REMIC Event.

            For purposes hereof, "Primary Collateral" shall mean the Mortgaged Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of cross-collateralization provisions of such Mortgage Loans.

            Notwithstanding any of the foregoing provisions of this Section 3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged Property(ies) are, in fact, released), and to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee, the Custodian or the Trust Fund in connection with such release, (ii) the remaining Mortgaged Property(ies) satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions and (iii) each Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the Certificates rated by it to be qualified, downgraded or withdrawn.

            The foregoing provisions of this Section 3(c) notwithstanding, the Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master Servicer or the Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller shall be deemed to have cured the breach of representation 30 in all respects. To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section 3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

            (d) In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the applicable Purchase Price (as defined in the Pooling and Servicing Agreement) or Substitution Shortfall Amount(s), as applicable, in the applicable Master Servicer's Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the applicable Master Servicer and the Special Servicer shall each tender to the Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage Loan possessed by it, and (iii) the applicable Master Servicer and the Special Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

            At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Custodian and certify that the substitute Mortgage Loan is a Qualified Substitute Mortgage Loan.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified Substitute Mortgage Loans may be made in any calendar month after the Determination Date for such month. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute Mortgage Loan for a deleted Mortgage Loan shall be permitted under this Agreement if, after such substitution, the aggregate of the Stated Principal Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

            (e) This Section 3 provides the sole remedies available to the Purchaser, the Certificateholders, or the Trustee on behalf of the Certificateholders, respecting any Document Defect in a Mortgage File or any Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.

            SECTION 4. Representations, Warranties and Covenants of the Purchaser. In order to induce the Seller to enter into this Agreement, the Purchaser hereby represents, warrants and covenants for the benefit of the Seller as of the date hereof that:

            (a) The Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (b) This Agreement has been duly and validly authorized, executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c) The execution and delivery of this Agreement by the Purchaser and the Purchaser's performance and compliance with the terms of this Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (d) The Purchaser is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

            (e) Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (f) Under GAAP and for federal income tax purposes, the Purchaser will report the transfer of the Mortgage Loans by the Seller to the Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase Consideration.

            (g) There is no action, suit, proceeding or investigation pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein, or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (h) The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans (the "Closing") shall be held at the offices of Cadwalader, Wickersham & Taft LLP on the Closing Date. The Closing shall be subject to each of the following conditions:

            (a) All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the Closing Date;

            (b) All documents specified in Section 6 of this Agreement (the "Closing Documents"), in such forms as are agreed upon and acceptable to the Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c) The Seller shall have delivered and released to the Custodian and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the Custodian and the applicable Master Servicer pursuant to Section 2 of this Agreement;

            (d) All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e) The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing Date;

            (f) One or more letters from the independent accounting firm of Ernst & Young LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the Prospectus and Prospectus Supplement, respectively, shall have been delivered; and

            (g) The Seller shall have executed and delivered concurrently herewith that certain Indemnification Agreement, dated as of May 31, 2007, among the Seller, Countrywide Commercial Real Estate Finance, Inc., Artesia Mortgage Capital Corporation, PNC Bank, National Association, the Purchaser, the Underwriters and the Initial Purchasers. Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a) (i) This Agreement duly executed by the Purchaser and the Seller, (ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the applicable Master Servicer (such agreement(s), individually and/or collectively, the "Servicing Rights Purchase Agreement");

            (b) An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c) An officer's certificate from an officer of the Seller (signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

            (d) Each of: (i) the resolutions of the Seller's board of directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) a certificate of good standing of the Seller issued by the State of Delaware not earlier than thirty (30) days prior to the Closing Date;

            (e) A written opinion of counsel for the Seller relating to organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Custodian, the Underwriters, the Initial Purchasers and each of the Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating Agencies; and

            (f) Such further certificates, opinions and documents as the Purchaser may reasonably request prior to the Closing Date.

            SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof) are parties with respect to the transactions contemplated by this Agreement.

            SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by
Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The Seller and the Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

            SECTION 9. Notice of Exchange Act Reportable Events. The Seller hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form 10-K by the Trust (in formatting reasonably appropriate for inclusion in such form) insofar as such disclosure is required under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller (in its role as Sponsor), described under Item 1117 or 1119 of Regulation AB or Item 1.03 to Form 8-K to the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two business days following the occurrence of such event if such event is reportable under Item 1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the Trust will terminate upon the Trustee's filing of a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 8.16 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities Exchange Act of 1934, as amended (the "1934 Act"), have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports on Form 8-K, Form 10-D or Form 10-K with respect to the Trust as required under the 1934 Act and any applicable rules promulgated thereunder and as required under Regulation AB.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) and also by facsimile transmission to the intended recipient at the "Address for Notices" specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received (in the case of a notice sent by mail or courier service) or transmitted (in the case of a faxed notice), in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY THIS AGREEMENT AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

            SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the Purchaser, the Underwriters (as intended third party beneficiaries hereof), the Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the Underwriters, the Initial Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

            SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

            SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed Loan Group only one original of any document referred to in the definition of "Mortgage File" in this Agreement and covering all the Mortgage Loans in such Crossed Loan Group, the inclusion of the original of such document in the Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage Loan.

                           [SIGNATURE PAGES TO FOLLOW]

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                       SELLER

                                       MERRILL LYNCH MORTGAGE LENDING, INC.

                                       By: /s/ David M. Rodgers
                                          --------------------------------------
                                          Name: David M. Rodgers
                                          Title: Vice President

                                       PURCHASER

                                       MERRILL LYNCH MORTGAGE INVESTORS,
                                          INC.

                                       By: /s/ David M. Rodgers
                                          --------------------------------------
                                          Name: David M. Rodgers
                                          Title: Executive Vice President, Chief
                                                 Officer in Charge of Commercial
                                                 Mortgage Securitization

                                    EXHIBIT A

Seller:

Address for Notices:

Merrill Lynch Mortgage Lending, Inc.
c/o Global Commercial Real Estate
Four World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: David M. Rodgers
Telecopier No.: (212) 449-7684

with a copy to:

Merrill Lynch Mortgage Lending, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitization
Facsimile No.: 212-449-7684

and

Merrill Lynch Mortgage Lending, Inc.
Four World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080
Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel
Telecopier No.: (212) 449-0265

Purchaser:

Address for Notices:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
Four World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: David M. Rodgers
Telecopier No.: (212) 449-7684

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitization
Facsimile No.: 212-449-7684

and

Merrill Lynch Mortgage Investors, Inc.
Four World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080
Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel
Telecopier No.: (212) 449-0265

                                   SCHEDULE I

                  Mortgage Loan Representations and Warranties

            For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal (and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

            1. Mortgage Loan Schedule. The information set forth in the Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of "Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

            2. Ownership of Mortgage Loans. Immediately prior to the transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust Loan pursuant to a Loan Combination Intercreditor Agreement). The Seller has validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the Pooling and Servicing Agreement. The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3. Payment Record. No scheduled payment of principal and/or interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in June 2007, without giving effect to any applicable grace period, nor was any such payment 30 days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

            4. Lien; Valid Assignment. Each Mortgage related to and delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy, a "marked-up" commitment binding upon the title insurer or escrow instructions binding on the title insurer and irrevocably obligating the title insurer to issue such title insurance policy); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only) under leases (including subleases) pertaining to the related Mortgaged Property; (f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed Group; (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee.

            5. Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein, except for Permitted Encumbrances and except for the holder of any related Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee. The related Mortgage or related Assignment of Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non Trust Loan with respect to any Mortgage Loan that is part of a Loan Combination, no person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of Leases.

            6. Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded in any material manner, (b) neither the related Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) May 31, 2007 and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage Loan, (ii) waived, modified or altered any material term of such Mortgage Loan, (iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the Seller or a servicer on its behalf.

            7. Condition of Property; Condemnation. In the case of each Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering consultant in connection with the origination of such Mortgage Loan, the related Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge based upon surveys and/or the title insurance policy referred to in representation 8 below, as of the date hereof,
(a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such Mortgaged Property and (b) no improvements on adjoining properties encroached upon such Mortgaged Property so as to materially and adversely affect the Value of such Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

            8. Title Insurance. Each Mortgaged Property securing a Mortgage Loan is covered by an American Land Title Association (or an equivalent form of) lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy, a "marked up" commitment binding on the title insurer or escrow instructions binding on the title insurer irrevocably obligating the title insurer to issue such title insurance policy) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted Encumbrances, except that in the case of a Mortgage Loan as to which the related Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related Title Policy) may be in an amount less than the original principal amount of the Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee as sole insured without the consent of or notice to the insurer. Such Title Policy contains no material exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

            9. No Holdback. The proceeds of each Mortgage Loan have been fully disbursed (except in those cases where the full amount of the Mortgage Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts (pending the satisfaction of certain conditions relating to leasing, repair or other matters with respect to the related Mortgaged Property) documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee) and there is no obligation for future advances with respect thereto.

            10. Mortgage Provisions. The Mortgage Loan documents for each Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

            11. Trustee under Deed of Trust. If the Mortgage for any Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12. Environmental Conditions. Except in the case of the Mortgaged Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) the report of each such assessment, update or screen, if any (an "Environmental Report"), is dated no earlier than (or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d) either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the Value of the related Mortgaged Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action" letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation,
(E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects. To the Seller's actual knowledge and without inquiry beyond the related Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan.

            13. Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i) bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

            14. Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance (or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis, (2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in California or in seismic zones 3 and 4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within Florida or within 25 miles of the coast of North Carolina, South Carolina, Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least ten (10) days' prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured. Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best Company of not less than "A-minus: V" (or the equivalent) and, if rated by Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan; and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation 18 below).

            Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            15. Taxes and Assessments. There are no delinquent property taxes or assessments or other outstanding charges affecting any Mortgaged Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

            16. Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17. Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

            18. Material Leasehold Estate. If any Mortgage Loan is secured by the interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee Interest"), then:

            (i) such Ground Lease or a memorandum thereof has been or will be promptly submitted for recordation; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

            (ii) the related lessee's leasehold interest in the portion of the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and Permitted Encumbrances;

            (iii) upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground Lease has not been terminated and all amounts owed thereunder have been paid;

            (iv) such Ground Lease is in full force and effect, and, to the Seller's knowledge, no material default has occurred under such Ground Lease;

            (v) such Ground Lease requires the lessor thereunder to give notice of any default by the lessee to the mortgagee under such Mortgage Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

            (vi) the mortgagee under such Mortgage Loan is permitted a reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (vii) such Ground Lease either (i) has an original term which extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has a term, if with extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest are exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan;

            (viii) such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

            (ix) under the terms of such Ground Lease and the related Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either (i) to the repair or restoration of all or part of the related Mortgaged Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (x) such Ground Lease does not impose any restrictions on subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged Property is located at the time of the origination of such Mortgage Loan; and

            (xi) such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19. Qualified Mortgage. Each Mortgage Loan is a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury Regulations
Section 1.860G-2(a) (but without regard to the rule in Treasury Regulations
Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either (1) the fair market value of the interest in real property which secures such Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage Loan.

            20. Advancement of Funds. In the case of each Mortgage Loan, neither the Seller nor, to the Seller's knowledge, any prior holder of such Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property (other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21. No Equity Interest, Equity Participation or Contingent Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) subject to available funds, a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

            22. Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

            23. Other Mortgage Liens. Except with respect to another Mortgage Loan (which will also be an asset of the Trust Fund) cross-collateralized with a Mortgage Loan, none of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any other mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except as indicated in the preceding sentence and except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

            24. No Mechanics' Liens. As of the date of origination, each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25. Compliance. Other than any default interest or late charges, each Mortgage Loan (other than ARD Loans after their respective Anticipated Repayment Dates) complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26. Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchise or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

            27. Cross-Collateralization. No Mortgage Loan is cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

            28. Releases of Mortgaged Properties. No Mortgage Note or Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i) payment in full of all amounts due under the related Mortgage Loan or (ii) delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain Crossed Groups or individual Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            29. Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a) (16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

            30. Defeasance and Assumption Costs. If any Mortgage Loan permits defeasance, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including Rating Agency fees. If any Mortgage Loan permits assumptions, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

            31. Fixed Rate Loans. Each Mortgage Loan bears interest at a rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate, late charge or prepayment premium.

            32. Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

            33. No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

            34. Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies or other publicly traded interests, issuance of non-controlling new equity interests, transfers to an affiliate or to another pre-approved person, types of persons or categories of persons meeting the requirements of the Mortgage Loan, transfers among existing direct or indirect members, partners or shareholders in the Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

            35. Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Balance of $10,000,000 or more was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that during the term of the Mortgage Loan it may only own and operate one or more of the Mortgaged Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents generally further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates (other than co-obligors under the Mortgage Loan documents), and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

            36. Whole Loan. Each Mortgage Loan is a whole loan (which term includes any Mortgage Loan that is part of a Loan Combination, but does not include any related Non-Trust Loan) and not a participation interest in a mortgage loan.

            37. Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

            38. ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2) percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

            39. Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing of UCC Financing Statements are required in order to effect such perfection.

            40. Prepayment Premiums and Yield Maintenance Charges. Prepayment Premiums and Yield Maintenance Charges payable with respect to each Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

            41. Commencement of Amortization. Unless such Mortgage Loan provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date.

            42. Servicing Rights. Except as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

            43. Recourse. The related Mortgage Loan documents contain provisions providing for recourse against the related Mortgagor, a principal or affiliate of such Mortgagor or an entity controlled by a principal or affiliate of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the Mortgagor's fraud, material, intentional misrepresentation, material intentional physical waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related Mortgage Loan documents contain provisions pursuant to which the related Mortgagor, a principal or affiliate of such Mortgagor or an entity controlled by a principal or affiliate of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws relating to hazardous material at the related Mortgaged Property.

            44. Assignment of Collateral. There is no material collateral securing any Mortgage Loan that is not being assigned to the Purchaser.

            45. Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation 18.

            46. Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            47. Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly operating statements and rent rolls (if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related Mortgagor, and with such other information as may be required therein.

            48. Grace Period. With respect to each Mortgage Loan, the related Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than fifteen (15) days from the applicable Due Date or five (5) days from notice to the related Mortgagor of the default.

            49. Disclosure to Environmental Insurer. If the Mortgaged Property securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

            (i) has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the Seller's possession or are otherwise known to the Seller; or

            (ii) has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            50. No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

            51. Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

            52. Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in effect on the date the Mortgage Loan was originated.

            53. Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                             ANNEX A (TO SCHEDULE I)
               EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES*

Representation 4

Ashton Lake Apartments        The related Mortgage Loan that will be included in
                              the trust is a senior loan in a multiple loan structure comprised of two mortgage loans, each of which (whether or not included in the trust) is secured by the same mortgage instrument and is cross defaulted with the other. There is an A/B structure in place with the B Note held by Mezz
                              Cap Finance, LLC in the original principal amount of $320,000. The B Note is secured by the same
                              Mortgage as the A Note.

Morehouse Portfolio           The related Mortgage Loan that will be included in
                              the trust is a senior loan in a multiple loan structure comprised of two mortgage loans, each of which (whether or not included in the trust) is secured by the same mortgage instrument and is cross defaulted with the other. There is an A/B structure in place with the B Note held by Mezz
                              Cap Finance, LLC in the original principal amount of $760,000. The B Note is secured by the same
                              Mortgage as the A Note.

Norcross Industrial           With respect to clause (e), two tenants have a
                              right of first refusal to purchase the related
                              Mortgaged Property pursuant to the terms of their respective leases. With respect to one such tenant, it has agreed that such right will not apply to a sale of the Mortgaged Property pursuant to a foreclosure or deed in lieu of foreclosure and to one subsequent sale thereafter. With respect to the other such tenant, the related borrower is required to obtain a similar waiver from such tenant post-closing.

Radisson Indianapolis         With respect to clause (e), the franchisor has a
                              right of first refusal to purchase the Mortgaged
                              Property pursuant to the terms of the franchise agreement. However, such tenant has agreed that such right will not apply to a sale of the Mortgaged Property pursuant to a foreclosure or deed in lieu of foreclosure.

Orlando Airport Industrial    With respect to clause (e), the sole tenant has a
                              right of first refusal to purchase the Mortgaged
                              Property pursuant to the terms of its lease.
                              However, such tenant has agreed that such right will not apply to a sale of the Mortgaged Property pursuant to a foreclosure or deed in lieu of foreclosure.

Morehouse Portfolio           With respect to clause (e), Northern Video, a
                              tenant at the Cincinnati Avenue Property has a right of first refusal to purchase the Mortgaged
                              Property pursuant to the terms of its lease.
                              However, such tenant has agreed that such right will not apply to a sale of the Mortgaged Property pursuant to a foreclosure or deed in lieu of foreclosure.

600 Bicentennial Way          With respect to clause (e), Lanahan and Reilley, a
                              tenant at the related Mortgaged Property, has a right of first refusal to purchase the Mortgaged
                              Property pursuant to the terms of its lease.
                              However, such tenant has agreed that such right will not apply to a sale of the Mortgaged Property pursuant to a foreclosure, REO sale or deed in lieu of foreclosure.

Springhill Suites - Katy      With respect to clause (e), Katy Mills Residual
                              Limited Partnership, the entity that sold the related Mortgaged Property to the related borrower, has a right of first refusal to purchase the Mortgaged Property. However, such entity has agreed that such right will not apply to a sale of the Mortgaged Property pursuant to a foreclosure or deed in lieu of foreclosure.

Rite Aid - Frostburg          With respect to clause (e), the sole tenant has a
                              right of first refusal to purchase the Mortgaged
                              Property pursuant to the terms of its lease.
                              However, such tenant has agreed that such right will not apply to a sale of the Mortgaged Property pursuant to a foreclosure, REO sale or deed in lieu of foreclosure.

Representation 8

Orlando Airport Industrial    The title policy for the related Mortgaged
                              Property does not contain an access endorsement, however, the related survey depicts that the Mortgaged Property has access to a public road.

Representation 10

Orlando Airport Industrial    For so long as the Chrysler lease is in effect at
                              the related Mortgaged Property, the general liability and business interruption insurance required to be maintained by the related borrower may exclude coverage for losses resulting from acts of terrorism.

CVS - Philadelphia South      At no time will the related borrower be required
70th Street                   to incur a cost for a terrorism insurance policy
                              that is in excess of $10,000 per year.

Schooner Cove Apartments      The related borrower is not required to procure
                              liability terrorism insurance only, provided, that upon the request of the lender, and provided further that a prudent lender would require a borrower similarly situated to obtain such liability terrorism insurance, then the related borrower will be required to promptly obtain (or cause to be obtained) liability terrorism insurance in accordance with the Mortgage Loan documents.

Eastbrooke Apartments         The related borrower is not required to procure
                              liability terrorism insurance only, provided, that upon the request of the lender, and provided further that a prudent lender would require a borrower similarly situated to obtain such liability terrorism insurance, then the related borrower will be required to promptly obtain (or cause to be obtained) liability terrorism insurance in accordance with the Mortgage Loan documents.

One Pacific Plaza             The related borrower is required to maintain
                              insurance for losses resulting from terrorism on terms consistent with those required under the related Mortgage Loan documents at all times during the term of the related Mortgage Loan as long as and to the extent that terrorism insurance is commonly maintained for similarly situated properties in the same geographic market as the related Mortgaged Property.

McKinley Towne Center         The related borrower is not required to procure
                              liability terrorism insurance only, provided, that upon the request of the lender, and provided further that a prudent lender would require a borrower similarly situated to obtain such liability terrorism insurance, then the related borrower will be required to promptly obtain (or cause to be obtained) liability terrorism insurance in accordance with the Mortgage Loan documents.

Representation 12

4220 Von Karman               With respect to the related Mortgaged Property,
                              the related borrower has delivered to the lender an environmental insurance policy in the amount of $2,000,000 in lieu of an environmental indemnity.

Representation 14

Orlando Airport Industrial    For so long as the Chrysler lease is in effect at
                              the related Mortgaged Property, the general liability and business interruption insurance required to be maintained by the related borrower may exclude coverage for losses resulting from acts of terrorism.

CVS - Philadelphia South      At no time will the related borrower be required
70th Street                   to incur a cost for a terrorism insurance policy
                              that is in excess of $10,000 per year.

Schooner Cover Apartments     The related borrower is not required to procure
                              liability terrorism insurance only, provided, that upon the request of the lender, and provided further that a prudent lender would require a borrower similarly situated to obtain such liability terrorism insurance, then the related borrower will be required to promptly obtain (or cause to be obtained) liability terrorism insurance in accordance with the Mortgage Loan documents.

Eastbrooke Apartments         The related borrower is not required to procure
                              liability terrorism insurance only, provided, that upon the request of the lender, and provided further that a prudent lender would require a borrower similarly situated to obtain such liability terrorism insurance, then the related borrower will be required to promptly obtain (or cause to be obtained) liability terrorism insurance in accordance with the Mortgage Loan documents.

One Pacific Plaza             The related borrower is required to maintain
                              insurance for losses resulting from terrorism on terms consistent with those required under the related Mortgage Loan documents at all times during the term of the related Mortgage Loan as long as and to the extent that terrorism insurance is commonly maintained for similarly situated properties in the same geographic market as the related Mortgaged Property.

McKinley Towne Center         The related borrower is not required to procure
                              liability terrorism insurance only, provided, that upon the request of the lender, and provided further that a prudent lender would require a borrower similarly situated to obtain such liability terrorism insurance, then the related borrower will be required to promptly obtain (or cause to be obtained) liability terrorism insurance in accordance with the Mortgage Loan documents.

Representation 17

Boca West                     The related Mortgaged Property constitutes a legal
                              non-conforming use or structure provided, that the related borrower will only be required to obtain and maintain in effect law and ordinance coverage of $9,443,000 for the related Mortgaged Property, so long as such law and ordinance coverage is available at a commercially reasonable cost and premium. If the law and ordinance coverage is available but the cost and premiums of a policy and coverage of $9,443,000 is not a commercially reasonable cost, then the related borrower will be required to obtain law and ordinance coverage in a reduced amount such that the premiums therefor are a commercially reasonable cost. The related borrower is personally liable to lender for losses due to borrower's failure to obtain and maintain law and ordinance coverage of $9,443,000 for the related Mortgaged Property, less any payments, proceeds and recoveries under any law and ordinance coverage actually in effect for the Mortgaged Property, if any, provided, however, that the borrower's obligations and liabilities shall not exceed $9,443,000.

Sawgrass Apartments           The related Mortgaged Property constitutes a legal
                              non-conforming use or structure provided, that the related borrower will only be required to obtain and maintain in effect law and ordinance coverage of $7,500,000 for the related Mortgaged Property, so long as such law and ordinance coverage is available at a commercially reasonable cost and premium. If the law and ordinance coverage is available but the cost and premiums of a policy and coverage of $7,500,000 is not a commercially reasonable cost, then the related borrower will be required to obtain law and ordinance coverage in a reduced amount such that the premiums therefor are a commercially reasonable cost. The related borrower is personally liable to lender for losses due to borrower's failure to obtain and maintain law and ordinance coverage of $7,500,000 for the related Mortgaged Property, less any payments, proceeds and recoveries under any law and ordinance coverage actually in effect for the Mortgaged Property, if any, provided, however, that the borrower's obligations and liabilities shall not exceed $7,500,000.

Westdale Court Apartments     Parking at the related Mortgaged Property is
                              deficient by approximately 190 parking spaces of the required 944 parking spaces.

Representation 18

Radisson Indianapolis         With respect to clause (v), the related ground
Airport                       lease does not provide that notice of termination
                              is not effective unless delivered to the related mortgagee.

                              With respect to clause (vii), the related ground lease expires 17 years after the stated maturity date of the related Mortgage Loan.

                              With respect to clause (xi), the related ground lease does not provide (a) that the ground lease cannot be terminated without the related mortgagee's consent and (b) that any amendment or termination without the related mortgagee's consent is not binding on mortgagee.

Jennifer Meadows              The ground lessor provided the lender with an
                              accommodation mortgage on its fee simple interest to the Mortgaged Property.

One Turnberry                 The ground lessor provided the lender with an
                              accommodation mortgage on its fee simple interest to the Mortgaged Property.

Representation 23

Ashton Lake Apartments        The related Mortgage Loan that will be included in
                              the trust is a senior loan in a multiple loan structure comprised of two mortgage loans, each of which (whether or not included in the trust) is secured by the same mortgage instrument and is cross defaulted with the other. There is an A/B structure in place with the B Note held by Mezz
                              Cap Finance, LLC in the original principal amount of $320,000. The B Note is secured by the same
                              Mortgage as the A Note.

Morehouse Portfolio           The related Mortgage Loan that will be included in
                              the trust is a senior loan in a multiple loan structure comprised of two mortgage loans, each of which (whether or not included in the trust) is secured by the same mortgage instrument and is cross defaulted with the other. There is an A/B structure in place with the B Note held by Mezz
                              Cap Finance, LLC in the original principal amount of $760,000. The B Note is secured by the same
                              Mortgage as the A Note.

Representation 26

Morehouse Portfolio           The related borrower is obligated to deliver to
                              the related lender a certificate of occupancy for one of the tenant spaces at the Cincinnati Ave
                              Property. In addition, because the Granite Drive
                              Property was still under construction as of the closing date, the related borrower deposited
                              $703,051 with the lender which will not be disbursed to the borrower until delivery of, among other things, evidence that all of the construction has been completed and final certificates of occupancy have been issued.

Norcross Industrial           With respect to the individual property located at
Portfolio                     2990 Gateway Drive, the related borrower is
                              obligated to deliver evidence to the related lender that the expired building permit is properly closed out and any violation is removed of record. Any losses the lender suffers as a result of the related borrower's failure to comply with the post closing obligation will result in recourse liability to the borrower and guarantor.

Eastbrooke Apartments         At the time of closing, the related borrower was
                              not in possession of the required permit to operate the swimming pool at the related Mortgaged
                              Property. The related borrower provided
                              confirmation from the local municipality that the permit had been issued and is in the process of being delivered.

New Castle Apartments         At the time of closing, the related borrower was
                              not in possession of the required permit to operate the swimming pool at the related Mortgaged
                              Property. The related borrower is obligated to deliver evidence that a permit to operate such swimming pool at the related Mortgaged Property was issued post closing.

Inverrary Plaza West          As of the closing date, the use made of the
                              portion of the related Mortgaged Property demised to Bio-Medical Applications of Florida, Inc. did not have a classification under the current zoning code for use as a Dialysis Center. According to the report prepared by Zoning Analysis Group, the City of Lauderhill plans to retroactively adopt an amendment to the zoning code to allow the use of the Dialysis Center. Also, as of the closing date, the use made of the portion of the related
                              Mortgaged Property demised to Inverrary Grocery is only permitted per the special exception process under the zoning code. According to the report prepared by Zoning Analysis Group, the planning department agreed to work with the related borrower to approve the special exception application for such use. Under the related
                              Mortgage Loan documents, the related borrower is personally liable for any losses as a result of both such uses not being permitted under the zoning code and the related guarantor guarantees such personal liability.

McKinley Towne Center         A certificate of occupancy for the tenant, Bar
                              Louie, was not issued as of the closing date of the related Mortgage Loan. A reserve was established at closing, and a condition of releasing the related reserve fund is the delivery of a final, unconditional certificate of occupancy code for use as

One Pacific Plaza             The related borrower has a post-closing obligation
                              to deliver a certificate of occupancy for certain tenant spaces which were not provided at closing.

Southpark Shopping Center     Certificates of occupancy were not received for
                              all tenant spaces at the related Mortgaged
                              Property. The missing certificates of occupancy are due to a loss of records and will not constitute a violation and not give rise to an enforcement action.

Representation 32

Rite Aid - Ground Lease       No engineering inspection of the Mortgaged
                              Property was performed as the collateral for the related Mortgage Loan is the land and not the improvements thereon.

Representation 43

4220 Von Karman               With respect to the related Mortgaged Property,
                              the related borrower has delivered to the lender an environmental insurance policy in the amount of $2,000,000 in lieu of an environmental indemnity.

                             Annex B (to Schedule I)

Mortgaged Properties as to Which the Only Environmental Investigations Conducted
   in Connection with the Origination of the Related Mortgage Loan Were With
         Respect to Asbestos-Containing Materials and Lead-Based Paint.

                               (Representation 12)

None.

                             Annex C (to Schedule I)

                   Mortgage Loans Covered By Secured Creditor
                        Environmental Insurance Policies

                           (Representations 12 and 49)

None.

                                   SCHEDULE II

                             Mortgage Loan Schedule

MLCFC 2007-7: Mortgage Loan Schedule


                                                                                                     Property
Loan #   Loan Group   Property Name                                   Loan / Property   Originator   Type
------   ----------   ---------------------------------------------   ---------------   ----------   ------------
     1            1   One Pacific Plaza                               Loan              MLML         Office
     3            1   10 Milk Street                                  Loan              MLML         Office
     4            1   Residence Inn Bethesda                          Loan              MLML         Hospitality
     6            2   Millbridge Apartments                           Loan              MLML         Multifamily
     8            1   Scottsdale Center                               Loan              MLML         Retail
     9            1   Orlando Airport Industrial                      Loan              MLML         Industrial
    14            2   Boca West                                       Loan              MLML         Multifamily
  14.1            2   Savannah Place Apartments                       Property          MLML         Multifamily
  14.2            2   Somerset Apartments                             Property          MLML         Multifamily
    22            1   Carlsbad Corporate Plaza                        Loan              MLML         Office
    23            2   Sawgrass Apartments                             Loan              MLML         Multifamily
    32            1   Morehouse Portfolio                             Loan              MLML         Various
  32.1            1   3625 Cincinnati                                 Property          MLML         Industrial
  32.2            1   Granite Drive Retail                            Property          MLML         Retail
  32.3            1   Johnson Controls                                Property          MLML         Industrial
  32.4            1   Tulsa Business Park                             Property          MLML         Industrial
  32.5            1   Broken Arrow Business Park                      Property          MLML         Industrial
    35            1   Norcross Industrial Portfolio                   Loan              MLML         Various
  35.1            1   Corporate Campus at the Meadows                 Property          MLML         Office
  35.2            1   DHL Industrial Park                             Property          MLML         Industrial
  35.3            1   Colony Center                                   Property          MLML         Industrial
    37            1   Rocksprings Plaza                               Loan              MLML         Retail
    48            1   One Turnberry Place                             Loan              MLML         Office
    52            1   Gristmill Village                               Loan              MLML         Mixed Use
    53            1   4000 Venture Drive                              Loan              MLML         Retail
    54            2   Verano Terrace Apartments                       Loan              MLML         Multifamily
    70            2   Westdale Court Apartments                       Loan              MLML         Multifamily
    81            1   Encino Sunrise                                  Loan              MLML         Office
    87            1   Sierra Crest Center                             Loan              MLML         Retail
    91            2   Monarch Terrace Apartments                      Loan              MLML         Multifamily
    92            2   Schooner Cove Apartments                        Loan              MLML         Multifamily
    98            1   Del Amo                                         Loan              MLML         Office
   103            1   Capistrano Collection                           Loan              MLML         Retail
   108            1   600 Bicentennial Way                            Loan              MLML         Office
   112            2   Jennifer Meadows                                Loan              MLML         Multifamily
   117            1   Northbrook Business Park                        Loan              MLML         Industrial
   124            1   Lompoc Retail                                   Loan              MLML         Retail
   125            1   Santa Fe Art Colony                             Loan              MLML         Mixed Use
   128            1   Hemet Mountain View Plaza                       Loan              MLML         Retail
   131            1   4220 Von Karman                                 Loan              MLML         Office
   134            1   McKinley Town Center                            Loan              MLML         Retail
   143            2   Eastbrooke Apartments                           Loan              MLML         Multifamily
   145            2   Tall Grass Apartments                           Loan              MLML         Multifamily
   146            1   Chimney Corners                                 Loan              MLML         Retail
   147            1   Springhill Suites - Katy                        Loan              MLML         Hospitality
   166            1   438 First Street                                Loan              MLML         Office
   172            2   Ashton Lake Apartments                          Loan              MLML         Multifamily
   177            1   Downey Medical                                  Loan              MLML         Office
   178            1   Radisson Indianapolis Airport                   Loan              MLML         Hospitality
   182            1   Old Glory                                       Loan              MLML         Office
   190            1   Maple Plain Industrial                          Loan              MLML         Industrial
   192            1   935 River Road                                  Loan              MLML         Office
   193            1   Huffines Building                               Loan              MLML         Office
   198            1   Pocono Green Plaza                              Loan              MLML         Retail
   200            1   517 & 523 S. Cascade Ave. (Trolley Buildings)   Loan              MLML         Office
   202            2   New Castle Apartments                           Loan              MLML         Multifamily
   208            1   Encore Office                                   Loan              MLML         Office
   212            1   197 Eighth Street                               Loan              MLML         Mixed Use
   214            1   Inverrary Plaza West                            Loan              MLML         Retail
   219            1   4800 Olson Memorial Park                        Loan              MLML         Office
   220            1   Southpark Shopping Center                       Loan              MLML         Retail
   229            1   Palmdale Self Storage                           Loan              MLML         Self Storage
   243            1   Citibank Retail Condo                           Loan              MLML         Retail
   250            1   CVS - Philadelphia South 70th Street            Loan              MLML         Retail
   269            1   1227 West Liberty Street                        Loan              MLML         Office
   283            1   Rite Aid - Ground Lease                         Loan              MLML         Retail
   285            2   Cypress Village Apartments                      Loan              MLML         Multifamily
   290            1   Moss Plaza                                      Loan              MLML         Office
   292            1   Eastern Heights Plaza                           Loan              MLML         Office
   301            1   Rite-Aid Frostburg                              Loan              MLML         Retail
   302            1   Village at Parker I                             Loan              MLML         Retail



Loan #   Street Address                                       City                  County          State     Zip Code
------   --------------------------------------------------   -------------------   -------------   -------   --------
     1   7755, 7711, 7777, 7979, 7887 Center Avenue           Huntington Beach      Orange          CA           92647
     3   10 Milk Street                                       Boston                Suffolk         MA            2108
     4   7335 Wisconsin Avenue                                Bethesda              Montgomery      MD           20814
     6   1341 Blackwood Clementon Road                        Clementon             Camden          NJ            8021
     8   503 North 46th Street                                Rogers                Benton          AR           72756
     9   10300 Boggy Creek Road                               Orlando               Orange          FL           32824
    14   Various                                              Boca Raton            Palm Beach      FL           33433
  14.1   22352 Calibre Court                                  Boca Raton            Palm Beach      FL           33433
  14.2   5614 Wellesley Park Drive                            Boca Raton            Palm Beach      FL           33433
    22   6183-6185 Paseo Del Norte                            Carlsbad              San Diego       CA           92011
    23   1640 Northwest 128th Drive                           Sunrise               Broward         FL           33323
    32   Various                                              Various               Various         Various   Various
  32.1   3625 Cincinnati Avenue                               Rocklin               Placer          CA           95765
  32.2   4500 Granite Drive                                   Rocklin               Placer          CA           95677
  32.3   1320 Goodyear Drive                                  El Paso               El Paso         TX           79936
  32.4   11626 East 51st Street                               Tulsa                 Tulsa           OK           74146
  32.5   2101 North Beech Avenue                              Broken Arrow          Tulsa           OK           74012
    35   Various                                              Various               Various         GA        Various
  35.1   6455 Shiloh Road                                     Alpharetta            Forsyth         GA           30005
  35.2   955 Norcross Industrial Court                        Norcross              Gwinnett        GA           30071
  35.3   2990 Gateway Drive                                   Norcross              Gwinnett        GA           30071
    37   7175 West Lake Mead Boulevard                        Las Vegas             Clark           NV           89128
    48   19495 Biscayne Boulevard                             Aventura              Miami-Dade      FL           33180
    52   7436-7596 Fedle Drive & 7529-7595 Crile Road         Painesville           Lake            OH           44077
    53   4000 Venture Drive                                   Duluth                Gwinnett        GA           30096
    54   25445 Sunnymead Boulevard                            Moreno Valley         Riverside       CA           92553
    70   2155 Westdale Drive Southwest                        Cedar Rapids          Linn            IA           52404
    81   16200 Ventura Boulevard                              Los Angeles           Los Angeles     CA           91436
    87   27125-27127 Sierra Highway                           Santa Clarita         Los Angeles     CA           91351
    91   23215 Ironwood Avenue                                Moreno Valley         Riverside       CA           92557
    92   5050 Schooner Cove Boulevard                         Ypsilanti Township    Washtenaw       MI           48197
    98   3565 Del Amo Boulevard                               Torrance              Los Angeles     CA           90503
   103   27184 Ortega Highway                                 San Juan Capistrano   Orange          CA           92675
   108   600 Bicentennial Way                                 Santa Rosa            Sonoma          CA           95403
   112   4800 Raleigh LaGrange Road                           Memphis               Shelby          TN           38128
   117   140 Heimer Road                                      San Antonio           Bexar           TX           78232
   124   640-738 North H Street                               Lompoc                Santa Barbara   CA           93436
   125   2345, 2349, 2401, 2421, 2415 South Santa Fe Avenue   Los Angeles           Los Angeles     CA           90058
   128   43372-43430 East Florida Avenue                      Hemet                 Riverside       CA           92544
   131   4220 Von Karman Avenue                               Newport Beach         Orange          CA           92660
   134   401 East Liberty Street                              Ann Arbor             Washtenaw       MI           48104
   143   11894 East 13 Mile Road                              Warren                Macomb          MI           48093
   145   1209 West Battlefield                                Springfield           Greene          MO           65807
   146   1051 Long Ridge Road                                 Stamford              Fairfield       CT            6903
   147   2501 Texmati Drive                                   Katy                  Harris          TX           77494
   166   438 First Street                                     Santa Rosa            Sonoma          CA           95401
   172   2610 Marfitt Road                                    East Lansing          Ingham          MI           48823
   177   10800 Paramount Boulevard                            Downey                Los Angeles     CA           90241
   178   2500 South High School Road                          Indianapolis          Marion          IN           46241
   182   85 5th Avenue                                        New York              New York        NY           10003
   190   5130 Industrial Street & 1350 Budd Avenue            Maple Plain           Hennepin        MN           55359
   192   935 River Road                                       Edgewater             Bergen          NJ            7020
   193   8200 Douglas Avenue                                  Dallas                Dallas          TX           75225
   198   10409 Midlothian Turnpike                            Richmond              Chesterfield    VA           23235
   200   517 & 523 South Cascade Avenue                       Colorado Springs      El Paso         CO           80903
   202   5700 Roper Street                                    East Ridge            Hamilton        TN           37412
   208   14055 Seaway Road                                    Gulfport              Harrison        MS           39503
   212   197 Eighth Street                                    Charlestown           Suffolk         MA           02129
   214   7301-7329 West Oakland Park Boulevard                Lauderhill            Broward         FL           33319
   219   4800 Olson Memorial Highway                          Golden Valley         Hennepin        MN           55422
   220   101-215 West County Line Road                        Littleton             Arapahoe        CO           80129
   229   3305 East Palmdale Boulevard                         Palmdale              Los Angeles     CA           93550
   243   1515 Locust Street                                   Philadelphia          Philadelphia    PA           19102
   250   3101 South 70th Street                               Philadelphia          Philadelphia    PA           19142
   269   1227 West Liberty Street                             Allentown             Lehigh          PA           18102
   283   115 Leader Heights Road                              York                  York            PA           17403
   285   5057 West 4th Street                                 Hattiesburg           Lamar           MS           39402
   290   9892 Bustleton Avenue                                Philadelphia          Philadelphia    PA           19115
   292   7582 Currell Boulevard                               Woodbury              Washington      MN           55125
   301   101 Bishop Murphy Drive                              Frostburg             Allegany        MD           21532
   302   10530 & 10550 South Progress Way                     Parker                Douglas         CO           80134


         Cut-Off Date   Original      Monthly P&I Debt   Annual P&I Debt   Interest   Primary         Master
Loan #   Balance ($)    Balance ($)   Service ($)        Service ($)       Rate %     Servicing Fee   Servicing Fee
------   ------------   -----------   ----------------   ---------------   --------   -------------   -------------
     1    105,000,000   105,000,000         506,083.96      6,073,007.52     5.6890                           0.010
     3     58,000,000    58,000,000         300,975.69      3,611,708.28     6.1250           0.010           0.010
     4     46,250,000    46,250,000         232,713.94      2,792,567.28     5.9390           0.010           0.010
     6     40,000,000    40,000,000         184,423.33      2,213,079.96     5.4420           0.010           0.010
     8     38,000,000    38,000,000         185,053.67      2,220,644.04     5.7480           0.010           0.010
     9     35,000,000    35,000,000         166,826.53      2,001,918.36     5.6260           0.010           0.010
    14     28,860,922    29,000,000         163,024.63      1,956,295.56     5.8800           0.010           0.010
  14.1     18,470,990    18,560,000
  14.2     10,389,932    10,440,000
    22     21,250,000    21,250,000         103,627.99      1,243,535.88     5.7560                           0.010
    23     21,146,288    21,250,000         118,480.28      1,421,763.36     5.8110           0.010           0.010
    32     17,260,000    17,260,000         101,746.69      1,220,960.28     5.8430           0.010           0.010
  32.1      5,196,000     5,196,000
  32.2      4,800,000     4,800,000
  32.3      3,584,000     3,584,000
  32.4      1,880,000     1,880,000
  32.5      1,800,000     1,800,000
    35     16,369,661    16,400,000          92,138.49      1,105,661.88     5.8750           0.010           0.010
  35.1      5,988,900     6,000,000
  35.2      5,589,640     5,600,000
  35.3      4,791,120     4,800,000
    37     16,000,000    16,000,000          86,826.15      1,041,913.80     5.5860           0.010           0.010
    48     14,486,381    14,500,000          82,429.51        989,154.12     5.5110           0.010           0.010
    52     14,000,000    14,000,000          79,543.17        954,518.04     5.5060           0.010           0.010
    53     13,840,000    13,840,000          80,073.26        960,879.12     5.6710           0.010           0.010
    54     13,825,000    13,825,000          64,707.62        776,491.44     5.5245           0.010           0.010
    70     11,250,000    11,250,000          67,088.22        805,058.64     5.9500           0.010           0.010
    81     10,000,000    10,000,000          54,668.40        656,020.80     5.6470           0.010           0.010
    87      9,482,343     9,482,343          59,480.26        713,763.12     6.3410           0.010           0.010
    91      9,130,000     9,130,000          44,608.55        535,302.60     5.7670           0.010           0.010
    92      9,040,000     9,040,000          55,760.82        669,129.84     6.2670           0.010           0.010
    98      8,500,000     8,500,000          48,224.74        578,696.88     5.4930           0.010           0.010
   103      8,075,000     8,075,000          38,927.11        467,125.32     5.6900           0.010           0.010
   108      7,900,000     7,900,000          47,019.67        564,236.04     5.9320           0.010           0.010
   112      7,600,000     7,600,000          44,423.98        533,087.76     5.7650           0.010           0.010
   117      7,500,000     7,500,000          45,570.79        546,849.48     6.1250           0.010           0.010
   124      7,300,000     7,300,000          43,556.21        522,674.52     5.9550           0.010           0.010
   125      7,300,000     7,300,000          33,904.65        406,855.80     5.4820           0.010           0.010
   128      7,200,000     7,200,000          34,879.80        418,557.60     5.7180           0.010           0.010
   131      7,000,000     7,000,000          38,037.13        456,445.56     5.5970           0.010           0.010
   134      6,900,000     6,900,000          40,398.12        484,777.44     5.7800           0.010           0.010
   143      6,340,000     6,340,000          39,114.85        469,378.20     6.2690           0.010           0.010
   145      6,094,606     6,100,000          35,597.94        427,175.28     5.7500           0.010           0.010
   146      5,996,645     6,000,000          33,709.21        404,510.52     5.8750           0.010           0.010
   147      5,992,342     6,000,000          38,658.08        463,896.96     6.0000           0.010           0.010
   166      5,546,800     5,550,000          30,851.98        370,223.76     5.7860           0.010           0.010
   172      5,280,000     5,280,000          29,979.26        359,751.12     5.5000           0.010           0.010
   177      5,100,000     5,100,000          29,516.45        354,197.40     5.6740           0.010           0.010
   178      5,048,042     5,060,000          38,859.94        466,319.28     6.1740           0.010           0.010
   182      4,990,065     5,000,000          28,782.82        345,393.84     5.6250           0.010           0.010
   190      4,750,000     4,750,000          30,102.00        361,224.00     6.4722           0.010           0.010
   192      4,700,000     4,700,000          27,637.28        331,647.36     5.8200           0.010           0.010
   193      4,700,000     4,700,000          27,614.82        331,377.84     5.8125           0.010           0.010
   198      4,500,000     4,500,000          26,731.47        320,777.64     5.9140           0.010           0.010
   200      4,400,000     4,400,000          25,747.13        308,965.56     5.7750           0.010           0.010
   202      4,360,000     4,360,000          21,616.64        259,399.68     5.8520           0.010           0.010
   208      4,150,000     4,150,000          24,548.82        294,585.84     5.8750           0.010           0.010
   212      4,000,000     4,000,000          22,201.11        266,413.32     5.7730           0.010           0.010
   214      4,000,000     4,000,000          23,312.43        279,749.16     5.7380           0.010           0.010
   219      3,942,806     3,950,000          23,733.06        284,796.72     6.0200           0.010           0.010
   220      3,900,000     3,900,000          23,590.99        283,091.88     6.0830           0.010           0.010
   229      3,600,000     3,600,000          20,988.04        251,856.48     5.7410           0.010           0.010
   243      3,350,000     3,350,000          20,018.44        240,221.28     5.9690           0.010           0.010
   250      3,148,175     3,150,000          17,481.28        209,775.36     5.7720           0.010           0.010
   269      2,600,000     2,600,000          15,548.22        186,578.64     5.9760           0.010           0.010
   283      2,296,948     2,300,000          14,539.02        174,468.24     5.8000           0.010           0.010
   285      2,260,000     2,260,000          13,549.84        162,598.08     6.0000           0.010           0.010
   290      2,200,000     2,200,000          12,229.61        146,755.32     5.7860           0.010           0.010
   292      2,150,000     2,150,000          12,833.72        154,004.64     5.9590                           0.010
   301      1,976,550     1,980,000          12,148.74        145,784.88     6.2170                           0.010
   302      1,950,000     1,950,000          11,341.30        136,095.60     5.7190           0.010           0.010

                                                     Net                              Monthly
         Trustee and        Sub Servicin   Admin.    Mortgage                         Payment               Maturity/   Amort
Loan #   Paying Agent Fee   Fee Rate       Fee %     Rate %     Accrual Type   Term   Date      Rem. Term   ARD Date    Term
------   ----------------   ------------   -------   --------   ------------   ----   -------   ---------   ---------   -----
     1            0.00071         0.0200   0.03071    5.65829   Actual/360       72         8          72   6/8/2013        0
     3            0.00071                  0.02071    6.10429   Actual/360      120         8         119   5/8/2017        0
     4            0.00071                  0.02071    5.91829   Actual/360       60         8          59   5/8/2012        0
     6            0.00071                  0.02071    5.42129   Actual/360      120         8         119   5/8/2017        0
     8            0.00071                  0.02071    5.72729   Actual/360      120         8         119   5/8/2017        0
     9            0.00071                  0.02071    5.60529   Actual/360      120         8         119   5/8/2017        0
    14            0.00071                  0.02071    5.85929   Actual/360      120         1         113   11/1/2016     420
  14.1
  14.2
    22            0.00071         0.0500   0.06071    5.69529   Actual/360       60         8          59   5/8/2012        0
    23            0.00071                  0.02071    5.79029   Actual/360      120         1         113   11/1/2016     420
    32            0.00071                  0.02071    5.82229   Actual/360      120         8         119   5/8/2017      360
  32.1
  32.2
  32.3
  32.4
  32.5
    35            0.00071                  0.02071    5.85429   Actual/360      120         8         117   3/8/2017      420
  35.1
  35.2
  35.3
    37            0.00071                  0.02071    5.56529   Actual/360      120         8         120   6/8/2017      420
    48            0.00071                  0.02071    5.49029   Actual/360      120         8         119   5/8/2017      360
    52            0.00071                  0.02071    5.48529   Actual/360      120         8         118   4/8/2017      360
    53            0.00071                  0.02071    5.65029   Actual/360      120         8         118   4/8/2017      360
    54            0.00071                  0.02071    5.50379   Actual/360       60         8          59   5/8/2012        0
    70            0.00071                  0.02071    5.92929   Actual/360      120         8         120   6/8/2017      360
    81            0.00071                  0.02071    5.62629   Actual/360      120         8         119   5/8/2017      420
    87            0.00071                  0.02071    6.32029   Actual/360      111         1         111   9/1/2016      351
    91            0.00071                  0.02071    5.74629   Actual/360       60         8          58   4/8/2012        0
    92            0.00071                  0.02071    6.24629   Actual/360      120         8         119   5/8/2017      360
    98            0.00071                  0.02071    5.47229   Actual/360      120         8         118   4/8/2017      360
   103            0.00071                  0.02071    5.66929   Actual/360      120         8         118   4/8/2017        0
   108            0.00071                  0.02071    5.91129   Actual/360      120         8         120   6/8/2017      360
   112            0.00071                  0.02071    5.74429   Actual/360       84         8          81   3/8/2014      360
   117            0.00071                  0.02071    6.10429   Actual/360      120         8         120   6/8/2017      360
   124            0.00071                  0.02071    5.93429   Actual/360      120         8         120   6/8/2017      360
   125            0.00071                  0.02071    5.46129   Actual/360      120         8         120   6/8/2017        0
   128            0.00071                  0.02071    5.69729   Actual/360      120         8         118   4/8/2017        0
   131            0.00071                  0.02071    5.57629   Actual/360      120         8         120   6/8/2017      420
   134            0.00071                  0.02071    5.75929   Actual/360      120         8         120   6/8/2017      360
   143            0.00071                  0.02071    6.24829   Actual/360      120         8         119   5/8/2017      360
   145            0.00071                  0.02071    5.72929   Actual/360      120         8         119   5/8/2017      360
   146            0.00071                  0.02071    5.85429   Actual/360      120         8         119   5/8/2017      420
   147            0.00071                  0.02071    5.97929   Actual/360      120         8         119   5/8/2017      300
   166            0.00071                  0.02071    5.76529   Actual/360      120         8         119   5/8/2017      420
   172            0.00071                  0.02071    5.47929   Actual/360      120         8         118   4/8/2017      360
   177            0.00071                  0.02071    5.65329   Actual/360      120         8         119   5/8/2017      360
   178            0.00071                  0.02071    6.15329   Actual/360      120         8         119   5/8/2017      216
   182            0.00071                  0.02071    5.60429   Actual/360      120         8         118   4/8/2017      360
   190            0.00071                  0.02071    6.45151   Actual/360      120         8         118   4/8/2017      354
   192            0.00071                  0.02071    5.79929   Actual/360      120         8         119   5/8/2017      360
   193            0.00071                  0.02071    5.79179   Actual/360      120         8         120   6/8/2017      360
   198            0.00071                  0.02071    5.89329   Actual/360      120         8         116   2/8/2017      360
   200            0.00071                  0.02071    5.75429   Actual/360      120         8         119   5/8/2017      360
   202            0.00071                  0.02071    5.83129   Actual/360       84         8          83   5/8/2014        0
   208            0.00071                  0.02071    5.85429   Actual/360      120         8         120   6/8/2017      360
   212            0.00071                  0.02071    5.75229   Actual/360      120         8         118   4/8/2017      420
   214            0.00071                  0.02071    5.71729   Actual/360      120         8         119   5/8/2017      360
   219            0.00071                  0.02071    5.99929   Actual/360      120         8         118   4/8/2017      360
   220            0.00071                  0.02071    6.06229   Actual/360      120         8         120   6/8/2017      360
   229            0.00071                  0.02071    5.72029   Actual/360      120         8         118   4/8/2017      360
   243            0.00071                  0.02071    5.94829   Actual/360       96         8          95   5/8/2015      360
   250            0.00071                  0.02071    5.75129   Actual/360      120         8         119   5/8/2017      420
   269            0.00071                  0.02071    5.95529   Actual/360      120         8         120   6/8/2017      360
   283            0.00071                  0.02071    5.77929   Actual/360      120         8         119   5/8/2017      300
   285            0.00071                  0.02071    5.97929   Actual/360      120         8         120   6/8/2017      360
   290            0.00071                  0.02071    5.76529   Actual/360      120         8         120   6/8/2017      420
   292            0.00071         0.0700   0.08071    5.87829   Actual/360      120         8         118   4/8/2017      360
   301            0.00071         0.0500   0.06071    6.15629   Actual/360      120         8         118   4/8/2017      360
   302            0.00071                  0.02071    5.69829   Actual/360      120         1         113   11/1/2016     360

                                                                                                        Partial
                                                 ARD       Environmental   Cross       Cross            Defeasance   Letter of
Loan #   Rem. Amort   Title Type      ARD Loan   Step Up   Insurance       Defaulted   Collateralized   Allowed      Credit
------   ----------   -------------   --------   -------   -------------   ---------   --------------   ----------   ---------
     1            0   Fee                                  No                                           Yes
     3            0   Fee                                  No
     4            0   Fee                                  No
     6            0   Fee                                  No
     8            0   Fee                                  No
     9            0   Fee                                  No
    14          413   Fee                                  No                                           Yes          Yes
  14.1                Fee                                  No
  14.2                Fee                                  No
    22            0   Fee                                  No
    23          413   Fee                                  No                                           Yes          Yes
    32          360   Fee                                  No
  32.1                Fee                                  No
  32.2                Fee                                  No
  32.3                Fee                                  No
  32.4                Fee                                  No
  32.5                Fee                                  No
    35          417   Fee                                  No
  35.1                Fee                                  No
  35.2                Fee                                  No
  35.3                Fee                                  No
    37          420   Fee                                  No
    48          359   Fee/Leasehold                        No
    52          360   Fee                                  No
    53          360   Fee                                  No
    54            0   Fee                                  No
    70          360   Fee                                  No
    81          420   Fee                                  No
    87          351   Fee                                  No
    91            0   Fee                                  No
    92          360   Fee                                  No
    98          360   Fee                                  No
   103            0   Fee                                  No
   108          360   Fee                                  No
   112          360   Fee/Leasehold                        No
   117          360   Fee                                  No                                                        Yes
   124          360   Fee                                  No
   125            0   Fee                                  No
   128            0   Fee                                  No
   131          420   Fee                                  No
   134          360   Fee                                  No
   143          360   Fee                                  No
   145          359   Fee                                  No
   146          419   Fee                                  No
   147          299   Fee                                  No
   166          419   Fee                                  No
   172          360   Fee                                  No
   177          360   Fee                                  No
   178          215   Leasehold                            No
   182          358   Fee                                  No
   190          354   Fee                                  No
   192          360   Fee                                  No
   193          360   Fee                                  No
   198          360   Fee                                  No
   200          360   Fee                                  No
   202            0   Fee                                  No
   208          360   Fee                                  No
   212          420   Fee                                  No
   214          360   Fee                                  No
   219          358   Fee                                  No
   220          360   Fee                                  No
   229          360   Fee                                  No
   243          360   Fee                                  No
   250          419   Fee                                  No
   269          360   Fee                                  No
   283          299   Fee                                  No
   285          360   Fee                                  No
   290          420   Fee                                  No
   292          360   Fee                                  No                                                        Yes
   301          358   Leasehold                            No
   302          360   Fee                                  No

                                                       Upfront       Upfront       Upfront       Upfront       Upfront
         Lockbox                           Holdback    Engineering   Capex         TI/LC         RE Tax        Ins.
Loan #   Type                              Amount      Reserve ($)   Reserve ($)   Reserve ($)   Reserve ($)   Reserve ($)
------   -------------------------------   ---------   -----------   -----------   -----------   -----------   -----------
     1   Soft at Closing, Springing Hard                   130,588                                   133,849
     3   Soft at Closing, Springing Hard                                                             110,539       104,095
     4   Soft at Closing, Springing Hard                 1,600,000                                   265,460
     6                                                                                               100,780        14,387
     8                                     6,000,000                                                                64,088
     9   Hard
    14                                     6,750,000                                                 625,202
  14.1
  14.2
    22   Soft at Closing, Springing Hard                                                                             3,550
    23                                     3,525,000                                                 514,001
    32
  32.1
  32.2
  32.3
  32.4
  32.5
    35                                                                                                              14,987
  35.1
  35.2
  35.3
    37                                                                                 361,941         5,761        12,641
    48                                                                                               357,500        18,831
    52                                                                                                31,175
    53   Soft at Closing, Springing Hard                                                              69,699
    54                                                      60,000                                    18,731        20,243
    70                                                                                               150,000        34,958
    81                                                                    22,247       100,000        25,145
    87                                                                   124,988       175,000        46,290
    91
    92                                                      71,599                                   128,814
    98   Hard
   103                                                     125,000                                                   1,366
   108                                                                                                10,131         3,917
   112                                                                    48,110                     153,000
   117                                                      16,180   #VALUE!       #VALUE!            27,007         4,518
   124                                                      31,944        44,959       150,000        23,789        14,423
   125                                                                                                 2,667         4,316
   128   None at Closing, Springing Hard
   131   Soft at Closing, Springing Hard                                                              25,823         6,029
   134                                                                                                41,417           621
   143                                                     100,789                                    97,812
   145                                                                                                28,161        27,919
   146                                                                                                23,000         3,238
   147   Soft at Closing, Springing Hard                                                              34,036        30,070
   166   Soft at Closing, Springing Hard                                                              13,976         1,904
   172                                                                                                64,413
   177                                                                                                 3,595
   178   Soft at Closing, Springing Hard                    62,719                                    65,561        43,610
   182                                                                                               100,064
   190                                                                                 150,000         5,314        12,258
   192                                                                                 150,000                       7,578
   193   None at Closing, Springing Hard                                                              25,924         9,684
   198                                     1,500,000                                                  10,360         2,315
   200                                                                                                               4,550
   202                                                                                                29,000
   208                                                                                                               9,999
   212                                                                                                               3,326
   214                                                                                  60,000        47,546        55,395
   219                                                      75,000                                    11,259         1,326
   220
   229                                                                                                 3,686         1,996
   243   Hard
   250   Hard
   269                                                                    23,209       150,000         4,292           821
   283   Hard                                                                                                          273
   285                                                                                                11,500        13,368
   290                                                                                 250,000        14,578         2,098
   292                                                               #VALUE!       #VALUE!             3,413         1,105
   301   Hard
   302                                                                                  50,000        46,865           190

         Upfront       Monthly       Monthly           Monthly       Monthly           Monthly       Monthly       Monthly
         Other         Capex         Capex             TI/LC         TI/LC             RE Tax        Ins.          Other
Loan #   Reserve ($)   Reserve ($)   Reserve Cap ($)   Reserve ($)   Reserve Cap ($)   Reserve ($)   Reserve ($)   Reserve ($)
------   -----------   -----------   ---------------   -----------   ---------------   -----------   -----------   -----------
     1     4,508,479                                        31,833         1,146,000       133,849
     3     2,608,130                                        22,630           678,910       110,539         9,108
     4                           0                                                          29,496
     6                      17,667         1,060,020                                       100,780        14,387
     8     6,041,944         2,635            94,860         5,270                          24,122         6,409
     9
    14                       5,445                                                          78,150        21,290
  14.1
  14.2
    22                       1,257            15,084         4,167           150,000        23,520         1,183
    23                       3,278                                                          46,727        25,000
    32       703,051         3,360                           5,000           120,000        23,446         6,534
  32.1
  32.2
  32.3
  32.4
  32.5
    35       330,363                                                                        31,616         1,362
  35.1
  35.2
  35.3
    37        38,304                                                                         5,761         1,806
    48       200,000                                                                        59,583        18,831
    52       482,900         1,337            28,306                                        10,392
    53                                                                                       9,957
    54                       2,357                                                          15,052         2,892
    70                       9,833                                                          37,500         5,826
    81                         600                                           100,000         8,382
    87       250,000         1,084            35,000                         175,000         9,258         1,702
    91                       1,625                                                          10,175         2,012
    92                       4,750                                                          17,204         3,491
    98        48,225
   103       188,380           348                           1,700            61,200        15,344           683
   108                         540                                                           5,066           979
   112                       6,330           227,874
   117                       1,764                           4,469                          13,503         2,259
   124        63,441         1,047                                           150,000         7,930         2,404
   125                       1,219            29,256                                         2,975         2,158
   128                         684                                                           7,876
   131        75,149                                         2,083                           8,608         1,005
   134       665,931           168                                                          15,112           621
   143                       3,667                                                           9,739         2,695
   145                       3,250           150,000                                         5,632         2,792
   146       150,000           280            10,083         2,236            80,513         3,833         1,619
   147         6,500         7,340                                                           8,509         2,631
   166                         606                                                           6,988           635
   172                       2,500                                                          16,103         2,188
   177                         474                                                           3,595
   178       566,419        23,049                                                          10,927         7,268
   182                                                                                      33,355
   190                       1,430                           4,583                           5,314         1,751
   192        30,000           387                                           150,000         8,449           663
   193                                                                                       5,185           847
   198     2,382,900           850                                                           5,180         1,158
   200                         511            18,171         2,500            70,000         3,250           910
   202                       3,021           108,750
   208       151,875           713                           2,791                           6,000         4,999
   212                                                       2,455            88,374         8,489           302
   214                         553            19,907                                         7,924         4,616
   219                         493                           2,574                          11,259           663
   220       114,000                                                                        11,118           903
   229                         654            23,544                                         3,686           665
   243        65,852
   250                         149
   269                         588                                           150,000         4,292           411
   283        58,838                                                                                         137
   285        25,500           500                                                           1,917         1,671
   290                         338            12,154                                         4,859           699
   292                                                                        52,500         3,413           276
   301
   302                         180             4,313                          50,000         6,695           190


         Grace     Grace
Loan #   to Late   to Default
------   -------   ----------
     1         0            0
     3         0            0
     4         0            0
     6         0            0
     8         0            0
     9         0            0
    14         5            5
  14.1
  14.2
    22         5            0
    23         5            5
    32         0            0
  32.1
  32.2
  32.3
  32.4
  32.5
    35         0            0
  35.1
  35.2
  35.3
    37         0            0
    48         0            0
    52         0            0
    53         0            0
    54         0            0
    70         0            0
    81         0            0
    87         5            5
    91         0            0
    92         0            0
    98         0            0
   103         0            0
   108         0            0
   112         0            0
   117         0            0
   124         0            0
   125         0            0
   128         0            0
   131         0            0
   134         0            0
   143         0            0
   145         0            0
   146         0            0
   147         0            0
   166         0            0
   172         0            0
   177         0            0
   178         0            0
   182         0            0
   190         0            0
   192         5            0
   193         0            0
   198         0            0
   200         0            0
   202         0            0
   208         0            0
   212         0            0
   214         0            0
   219         0            0
   220         0            0
   229         0            0
   243         0            0
   250         0            0
   269         0            0
   283         0            0
   285         0            0
   290         0            0
   292         0            0
   301         0            0
   302         5            5